UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

Bowman Consulting Group Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-40371	54-1762351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12355 Sunrise Valley Drive, Suite 520

Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 464-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BWMN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Four executive officers, two of whom are also directors, of Bowman Consulting Group Ltd. (the “Company”) have entered into, or modified, written stock trading plans pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (each a “10b5-1 Plan”) and the Company’s insider trading policy.

On December 13, 2022, Michael Bruen, the Company’s Chief Operating Officer, and Director, terminated his existing 10b5-1Plan, which was entered into on May 19, 2022 and related the sales of up to 30,000 shares of Company common stock from December 2022 through November 2023. Mr. Bruen entered into a new 10b5-1 Plan on December 13, 2022 related to the sales of up to 46,000 shares of Company common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically effect the transactions from January 2023 through August 2023.

On December 13, 2022, Bruce Labovitz, the Company’s Chief Financial Officer, entered into a 10b5-1 Plan related to the sales of up to 9,000 shares of Company common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically effect the transactions from March 2023 through May 2023. Mr. Labovitz’s existing 10b5-1 Plan, which was entered into on May 23, 2022 and relates to the sales of up to 7,000 shares of Company common stock, expires at the end of December 2022.

On December 16, 2022, Robert Hickey, the Company’s Chief Legal Officer and Secretary, entered into a 10b5-1 Plan related to the sales of up to 32,000 shares of Company common stock. Subject to the terms and conditions of this plan, a brokerage firm may periodically effect the transactions from June 2023 through May 2024. Mr. Hickey’s existing 10b-5-1 Plan, which was entered into on November 30, 2021 and relates to the sale of up to 20,000 shares of Company common stock, expires in May 2023.

On December 16, 2022, Gary Bowman, the Company’s Chief Executive Officer, President and Director, entered into an amendment to his 10b5-1 Plan dated May 31, 2022, which relates to the sales of up to 30,000 shares of Company common stock. Under the amendment, the term of this plan was extended from August 2023 to December 2023 and an additional 50,000 shares of common stock of the Company may be ratably sold by brokerage firm from March 2023 through December 2023.

Transactions under each of the 10b5-1 Plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules, and regulations, to the extent applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWMAN CONSULTING GROUP LTD.

Date: December 16, 2022	By:	/s/ Bruce Labovitz
Bruce Labovitz
Chief Financial Officer